 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): May 22, 2024

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (the “Company”) was held on Wednesday, May 22, 2024. The following matters were submitted to a vote by the stockholders: (1) election of 11 nominees to serve as members of the Board of Directors until the 2025 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (3) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2024, and (4) vote on an amendment to our Restated Certificate of Incorporation to eliminate or limit the personal liability of officers to the extent permitted by recent amendments to the Delaware General Corporation Law.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	AGAINST	ABSTAIN
Carla J. Bailo	45,258,803	2,396,046	26,802
John F. Ferraro	46,172,816	1,487,489	21,346
Joan M. Hilson	46,316,598	1,343,948	21,105
Jeffrey J. Jones II	45,267,761	2,391,753	22,137
Eugene I. Lee, Jr.	46,477,212	1,181,905	22,534
Shane M. O’Kelly	47,293,547	365,866	22,238
Douglas A. Pertz	40,891,576	6,767,235	22,840
Thomas W. Seboldt	47,475,323	184,420	21,908
Gregory L. Smith	47,474,018	185,117	22,516
Sherice R. Torres	46,318,612	1,340,798	22,241
A. Brent Windom	47,470,418	188,813	22,420

There were 5,995,636 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
44,695,036	2,941,947	44,668	5,995,636

Stockholders ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2024. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
51,809,052	1,844,017	24,218

A majority of the Company’s outstanding shares were cast in favor of the vote to approve the amendment to our Restated Certificate of Incorporation to eliminate or limit the personal liability of executive officers to the extent permitted by recent amendments to the Delaware General Corporation Law.

The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,074,900	4,573,707	33,044	5,995,636

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 29, 2024	/s/ Elizabeth E. Dreyer
Elizabeth E. Dreyer
Senior Vice-President, Controller and Chief Accounting Officer